UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                               September 10, 2007

                           HEMISPHERX BIOPHARMA, INC.
             (Exact name of registrant as specified in its charter)

                           Delaware 0-27072 52-0845822
               (state or other juris- (Commission (I.R.S. Employer
           diction of incorporation) File Number) (Identification No.)

              1617 JFK Boulevard, Philadelphia, Pennsylvania 19103
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (215) 988-0080

          _____________________________________________________________
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Section 5 - Corporate Governance and Management
-----------------------------------------------

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.


         On September 7, 2007, our Board of Directors, pursuant to the recommendation of its Compensation Committee, and in accord with our prior practice, approved the replacement of certain options that were issued on September 2, 2002 and expired unexercised on August 13, 2007. The new options are exercisable over a 10 year period beginning September 10, 2007 and the exercise price is $2.00 per share, the same as the exercise price for the expired options, which is 67% above the closing market price of our common stock as of September 7, 2007. The replacement options issued were as follows:


Name                       Position         No. of Options
______                     ____________     _________________
D. Strayer                 Med. Director               50,000
R. Peterson                CFO                        200,000
W. Carter                  CEO & Chairman           1,000,000
R. Etheridge               Sec., Corp Counsel
                           & Director                 100,000
W. Mitchell                Director                   100,000
R. Piani                   Lead Director &
                           Chairman of
                           Comp. Committee            100,000

         In addition, on September 7, 2007, our Board of Directors, pursuant to the recommendation of its Compensation Committee, and in accord with prior practice, approved the issuance on October 1, 2007 of replacement options for 1,400,000 options due to expire on September 30, 2007 which are held by Dr. William Carter, our CEO and Chairman. The new options will be exercisable over a 10 year period and the exercise price will be $3.50 per share, the same as the exercise price for the options being replaced.





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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         HEMISPHERX BIOPHARMA, INC.


September 13, 2007             By:      /s/ William A. Carter
                                        ----------------------
                                        William A. Carter M.D.,
                                        Chief Executive Officer